POWERING GROWTH DELIVERING VALUE Williams Capital – 19th Annual West Coast Utilities Conference l March 21, 2019 Powering Growth, Delivering Value

FORWARD LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume,” “project” and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: our ability to manage capital expenditures and operations and maintenance costs while maintaining high reliability and customer service levels; variations in demand for electricity, including those due to weather seasonality, the general economy, customer and sales growth (or decline), and the effects of energy conservation measures and distributed generation; power plant and transmission system performance and outages; competition in retail and wholesale power markets; regulatory and judicial decisions, developments and proceedings; new legislation, ballot initiatives and regulation, including those relating to environmental requirements, regulatory policy, nuclear plant operations and potential deregulation of retail electric markets; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs, including returns on and of debt and equity capital investments; our ability to meet renewable energy and energy efficiency mandates and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; current and future economic conditions in Arizona, including in real estate markets; the development of new technologies which may affect electric sales or delivery; the cost of debt and equity capital and the ability to access capital markets when required; environmental, economic and other concerns surrounding coal-fired generation, including regulation of greenhouse gas emissions; volatile fuel and purchased power costs; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land owners to meet contractual or other obligations or extend the rights for continued power plant operations; and restrictions on dividends or other provisions in our credit agreements and ACC orders. These and other factors are discussed in Risk Factors described in Part I, Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law. In this presentation, references to earnings per share (EPS) refer to amounts attributable to common shareholders. We present “adjusted income taxes" that shows the impact of tax reform. Adjusted income taxes is a “non-GAAP financial measure,” as defined in accordance with SEC rules. The appendix contains a reconciliation to show the impact of tax reform. We believe the information provided in the reconciliation provides investors with useful indicators of our results that are comparable among periods because they exclude the effects of unusual items that may occur on an irregular basis, such as tax reform impacts. 2 Powering Growth, Delivering Value

PINNACLE WEST: We are making clean energy and infrastructure investments to OUR FUTURE support Arizona’s growth Our future includes: • More clean energy • A healthier environment • Palo Verde Generating Station, the largest clean energy producer in the country • Infrastructure to power Arizona’s growth To get there we will: • Continue Arizona’s solar leadership • Invest in battery storage and other clean technologies • Invest in infrastructure to support electric vehicles • Partner with customers to achieve their clean energy goals We expect 340,000 new customers and a 30% increase in our customer’s energy needs by 2030. 3 Powering Growth, Delivering Value

CLEAN ENERGY Plans to invest in 950 MW of INVESTMENTS new clean technology by 2025 2018 Battery Storage RFP • 141 MW located on six APS solar plant sites • Utility owned • Anticipated in-service by mid-2020 2018 Peaking Capacity RFP • 150 MW of battery storage • 20 year PPA contracts beginning June 2021 Future Investments • At least 660 MW of solar plus battery storage and stand-alone battery storage by mid-2025 • Utility owned • First 260 MW to be procured in 2019 • 60 MW on additional APS solar plant sites • 100 MW of solar plus 100 MW of battery storage 4 Powering Growth, Delivering Value

APS’s vision is to create a SUSTAINABILITY sustainable energy future for Arizona Five critical areas of our sustainability efforts Today, we serve customers with an energy mix that is 50% Carbon Management clean • Commitment to exit coal by 2038 • MSCI Environmental Sustainability and Governance A rating1 Energy Innovation • More than 1,400 MW of installed solar capacity • Plans to add at least 950 MW of clean technologies by 2025 Our 10 grid-scale solar plants Safety & Security are powered by more than 1 million solar panels • Nearly 50% reduction in physical security false alarms since 2016 • Ongoing cyber threat awareness training and drills to enhance preparedness Water Resources • 13% reduction in groundwater use since 2014 • 20 billion gallons of water recycled each year to cool Palo Verde The Palo Verde Generating Station provides nearly 70% of People Arizona’s carbon-free energy and uses recycled wastewater • Average employee tenure of 12.5 years due to strong talent strategy to cool the plant • More than 20% of our employees are veterans 1 As of November 6, 2018 5 Powering Growth, Delivering Value

We have already retired 849 MWs COAL EXIT STRATEGY of coal-fired generation Plan to reduce carbon intensity by 23% over the next 15 years Navajo 315 MW By end of Cholla 2019 387 MW By 2025 Remaining 970 MW By 2038 Coal Free 2018 2019 2025 2038 • Pinnacle West has a long history of transitioning to clean energy resources that reduce carbon emissions. • Since 2005, baseline carbon emissions have been reduced by more than six million tons per year, which represents a 28% reduction. 6 Powering Growth, Delivering Value

CARBON AVOIDANCE AND EMISSION REDUCTIONS

APS surpassed the Paris Agreement greenhouse gas reduction goal 9 years early

Carbon Avoidance Metric

- Metric used to measure our overall carbon reduction, not just generation but Company wide

Carbon Avoidance Opportunities

- Retiring coal plants
- Renewable energy generation
- Purchase power agreements
- Energy efficiency programs for customers
- Energy efficient buildings
- Fleet electrification

Since 2015 APS has avoided 18.1 million metric tons of carbon dioxide emissions that would have been emitted – equivalent of removing almost 4 million automobiles from the road

Clean Energy

- Since 2005 we have reduced
  - CO_2 emissions by 28%
  - SO_2 emissions by 86%
  - NOx emissions by 75%
- As a result of the recent emission controls added to our Four Corners Plant, NOx emission at the Four Corners Plant have been reduced by 88% compared to 2005



Cumulative Carbon Avoidance
CO2 Emissions (Million Metric Tons)
20
15
10
5
0
3.8
8.5
13.6
18.1
2015
2016
2017
2018



Emission Reductions
Tons
40,000
30,000
20,000
10,000
0
2005
2018
CO2[1]
NOx
SO2

[1]CO2 = '000 tons

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PINNACLE WEST CAPITAL CORPORATION

RENEWABLE RESOURCES APS Solar Portfolio* APS currently has 1,717 MW of renewable resources: Owned PPA 238 MW 310 MW • Solar* 1,398 MW • Wind 289 MW DG 850 MW • Biomass 14 MW • Geothermal 10 MW • Biogas 6 MW Owned solar includes 170 MW AZ Sun Program, 24 MW of APS owned Distributed Generation (DG), 4 MW of other APS owned utility scale solar and 40 MW Red Rock Solar Plant; PPA is primarily 250 MW Solana Concentrated Solar Facility Yuma Foothills Aragonne Mesa Snowflake Salton Sea Glendale Landfill Solar Wind Biomass Geothermal Biogas 35 MW 90 MW 14 MW 10 MW 3MW * As of 12/31/18 as reported in the 2018 Form 10-K – with additional 89 MW under development 8 Powering Growth, Delivering Value

Residential DG (MWdc) Annual Additions 151 RESIDENTIAL PV 133 133 74 1 57 APPLICATIONS 22 2014 2015 2016 2017 2018 2019 YTD 4,000 3718 3432 3,500 3,000 2464 2,500 2143 1944 2033 2,000 1818 1561 1602 1426 1986 1442 1434 1413 1364 1,500 1267 1291 1283 1160 1153 1001 1172 1260 854 1,000 1095 770 1151 850 753 1000 897 912 744 759 500 629 614 538 321 0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2016 Applications 2017 Applications 2018 Applications 2019 Applications 1 Monthly data equals applications received minus cancelled applications. As of February 28, 2019, approximately 91,300 residential grid- tied solar photovoltaic (PV) systems have been installed in APS’s service territory, totaling approximately 730 MWdc of installed capacity. Excludes APS Solar Partner Program residential PV systems. Note: www.arizonagoessolar.org logs total residential application volume, including cancellations. Solar water heaters can also be found on the site, but are not included in the chart above. 9 Powering Growth, Delivering Value

ECONOMIC Arizona’s focus on economic development continues to support DEVELOPMENT growth in the state Arizona is the 4th fastest-growing state in the U.S. according to new Census data.1 2018 – APS partnered with Greater Phoenix Economic Council and Arizona Commerce Authority to welcome 17 new companies to the state, adding an estimated: • 43 MW • 3,800 new jobs • $1.3B in capital investment • Notable corporations include Anderson Windows, Nikola Motors and Seattle Box Company Arizona is now ranked No. 1 in construction growth and No. 2 in manufacturing.2 1 U.S. Census Bureau, Population Division, Release date: December 2018. 2 Bureau of Labor Statistics, Employment 10 Powering Growth, Delivering Value

APPENDIX Powering Growth, Delivering Value

SENIOR MANAGEMENT TEAM

Our management team has more than 100 combined years of creating shareholder value in the energy industry

Don Brandt
Chairman of the Board, President and Chief Executive Officer, Pinnacle West and Chairman and Chief Executive Officer, APS



- Joined Pinnacle West in 2002 from Ameren
- Elected to Pinnacle West Board and named Chairman, CEO in 2009
- Recognized industry leader with 30+ years in the nuclear and energy industries
- Vice Chairman of the Institute of Nuclear Power Operations and Chairman of the Nuclear Energy Institute

Jim Hatfield
Executive Vice President and Chief Financial Officer, Pinnacle West & APS



- Joined as SVP and CFO in 2008 from OGE Energy Corp.
- Responsible for corporate functions including finance, investor relations, and risk management
- 38+ years of financial experience in the utility and energy business

We maintain a robust pipeline of talent to serve our complex operations and facilitate effective succession planning in a highly competitive talent environment

Jeff Guldner
President, APS and Executive Vice President Public Policy, Pinnacle West



- Joined APS in 2004 from Snell & Wilmer
- Promoted to President in 2018
- Responsible for all areas of APS excluding nuclear
- Significant experience in public utility and energy law and regulation

Daniel Froetscher
Executive Vice President of Operations, APS



- Joined APS in 1980
- Appointed EVP of Operations, February 2018
- Responsible for overseeing T&D, fossil generation, resource management, sustainability, supply chain, security and customer service
- Significant leadership and industry experience

Bob Bement
Executive Vice President and Chief Nuclear Officer, APS



- Joined APS in 2007 from Arkansas Nuclear One
- Promoted from SVP of Site Operations to EVP and Chief Nuclear Officer in 2016
- Responsible for all nuclear-related activities associated with Palo Verde
- Seasoned nuclear industry expert serving on several industry committees

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PINNACLE WEST CAPITAL CORPORATION

APS CAPITAL Capital expenditures will support our growing customer base and a EXPENDITURES cleaner energy mix ($ in millions) $1,484 $108 Other $1,202 $1,226 $1,203 Distribution $126 $94 $147 $559 Transmission $481 $508 $462 Clean $199 Generation $116 Environmental1 $202 $169 $147 $439 $65 $269 New Gas $235 $112 Generation2 $30 $40 $71 $187 $16 $109 $116 $108 Traditional Generation 2018 2019 2020 2021 Projected • The chart does not include capital expenditures related to 4CA’s 7% interest in the Four Corners Power Plant Units 4 and 5 of $10 million in 2018. • 2019 – 2021 as disclosed in the 2018 Form 10-K. 1 Includes Selective Catalytic Reduction controls at Four Corners with in-service dates of Q2 2018 (Unit 4). 2 Ocotillo Modernization Project: Units scheduled for completion by mid-2019. 13 Powering Growth, Delivering Value

DISTRIBUTION GRID INVESTMENTS

Grid Operations and Investment Projected to be more than $1.5 billion from 2019-2021

Customer Growth
Approximately 50% of distribution capex

Line Extensions for new residential and commercial customers
Average annual spend ~ $68M

- Extend, relocate, and upgrade APS facilities in response to customer request

New Distribution Substations & Upgrades
Average annual spend ~ $38M

Construction over the next 3 years:
- 21 New Substations
- 3 Upgrades

Grid Modernization
Approximately 9% of distribution capex

Cap Bank Controllers, Substation Regulators, Voltage Management Algorithms
Average annual spend ~ $11M

- Controls regulators and capacitor banks to manage power quality such as power factor and voltage

R T

Reclosers – Supervisory Controlled Switches, Trip Savers
Average annual spend ~ $14M

- Leveraging AMI for distribution automation
- Strategically deploying Fiber for communications backhaul

Run and Maintain
Approximately 41% of distribution capex

Overhead Lines & Wood Pole Replacements
Average annual spend ~ $8M

- Replace equipment or components due to damage, degradation or failure
- Ensure the integrity of the structure and enhance system reliability

Underground Cable Replacements
Average annual spend ~ $22.5M

- Replace all remaining direct buried primary distribution cable
- Direct buried cable has become a major cause of power outages

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PINNACLE WEST
CAPITAL CORPORATION

OPERATIONS & Goal is to keep O&M per kWh flat, MAINTENANCE adjusted for planned outages ($ in millions) $933 $865 - $885 $848 $858 74 50 - 60 72 63 859 776 795 815 - 825 2016 2017 2018 2019E PNW Consolidated ex RES/DSM1 Planned Fleet Outages 1 Excludes RES/DSM of $83 million in 2016, $91 million in 2017, $104 million in 2018, and $80 million in 2019E. 15 Powering Growth, Delivering Value

2019 PLANNED OUTAGE Coal, Nuclear and Large Gas SCHEDULE Planned Outages Q1 Q2 Q4 Estimated Estimated Estimated Plant Unit Duration Plant Unit Duration in Plant Unit Duration in Days Days in Days Four 4 21 Palo Verde 1 30 Palo Verde 344 Corners Four West 5 21 Cholla* 1 16 462 Corners Phoenix Cholla* 1 30 Redhawk* 2 28 Redhawk* 2 29 *Outage duration spans Q1-Q2. Number of days noted per quarter. 16 Powering Growth, Delivering Value

APS’s revenues come from a RATE BASE regulated retail rate base and meaningful transmission business APS Rate Base Growth Total Approved Rate Base Year-End ACC FERC Generation & Distribution Transmission Long-term Rate Base Guidance: 6-7% Average Annual Growth 17% $2.0 83% $1.5 ACC FERC $9.6 Rate Effective Date 8/19/2017 6/1/2018 1 $7.1 Test Year Ended 12/31/2015 12/31/2017 Rate Base $6.8B $1.5B Equity Layer 55.8% 53.4% Allowed ROE 10.0% 10.75% 2017 2018 2019 2020 2021 Projected 1 Adjusted to include post test-year plant in service through 12/31/2016 Rate base $ in billions, rounded 17 Powering Growth, Delivering Value

Tax Cuts and Jobs Act provides TAX REFORM benefits to both our customers and shareholders Customer Impacts EPS Impacts • TEAM PHASE I: The ACC approved $119 million • The impact of the lower federal income tax rate is annual rate reduction reflecting the lower federal tax based on our quarterly pre-tax earnings rate. Effective for the March 2018 billing cycle • The reduction to customers’ rates through the TEAM is based on a per kWh sales credit • TEAM PHASE II: The ACC approved an additional $86.5 million rate reduction to return the unprotected EPS Variances 2018 “excess” deferred taxes to ACC customers over a 12- month period. Effective for the April 2019 billing cycle Gross Margin (Rate Refunds) ($0.96) • TEAM PHASE III: Expected to be filed in April 2019 – Lower Tax Expense Due to Reduced $0.98 will address the ACC refund of the protected “excess” Federal Tax Rate deferred taxes which are required to be returned over Adjusted Income Taxes $0.88 the regulatory life of plant property Add-back: Other Items Impacting • FERC FORMULA: In May 2018, APS received approval $0.10 the Effective Tax Rate from FERC to provide for a $57 million annual rate reduction, beginning June 1, 2018 through its Cash Taxes wholesale transmission rates • Minimal cash tax payments in 2018 due to credit Net Regulatory Liability for Excess At Dec. 31, carryforwards Deferred Taxes ($ in millions) 2018 • Due to anticipated loss of bonus depreciation cash tax Total Net Regulatory Liability for Regulated payments normalize in 2019. Going forward $1,523 Excess Deferred Taxes investment tax credits will likely reduce cash tax Net Regulatory Liability for Depreciation Related payments in 2020 and 2021. Excess Deferred Taxes (to be returned over the $1,400 life of property) Rate Base Growth Net Regulatory Liability for Non-Depreciation • Higher incremental rate base of $170 million in 2019 $123 Related Excess Deferred Taxes 18 Powering Growth, Delivering Value

BALANCE SHEET STRENGTH Long-Term Debt Maturity Schedule Credit Ratings2 ($ in millions) • APS Senior Unsecured: A- or equivalent $1,000 ratings or better at S&P, Moody’s and Fitch • PNW Senior Unsecured: BBB+ or equivalent ratings or better at S&P, Moody’s $800 and Fitch $450 2019 Major Financing Activities $600 • $300 million 30-year 4.25% APS senior unsecured notes issued February 2019 $400 • $200 million APS unsecured term loan due August 2020 $500 $450 $200 • Expect up to $450 million of long-term debt issuance at APS for the remainder of 2019 $- 20191 2020 APS PNW 2 We are disclosing credit ratings to enhance understanding of our sources of liquidity and the effects of our ratings on our costs of funds. 1 Debt matured on March 1, 2019 19 Powering Growth, Delivering Value

CREDIT RATINGS AND METRICS Pinnacle APS 2015 2016 2017 West Corporate Credit Ratings1 APS Moody’s A2 A3 FFO / Debt 29.7% 26.5% 26.9% S&P A- A- FFO / Interest 5.8x 5.0x 5.2x Debt / Fitch A- A- 45.8% 47.7% 47.3% Capitalization Senior Unsecured1 Pinnacle West Moody’s A2 A3 FFO / Debt 28.9% 25.1% 24.7% S&P A- BBB+ FFO / Interest 5.6x 4.9x 4.8x Debt / Fitch A A- 47.0% 49.0% 50.3% Capitalization Note: Moody’s, Fitch and S&P rate the outlooks for APS and Pinnacle West as Stable. Source: Standard & Poor’s 1We are disclosing credit ratings to enhance understanding of our sources of liquidity and the effects of our ratings on our costs of funds. 20 Powering Growth, Delivering Value

OCOTILLO MODERNIZATION PROJECT AND FOUR CORNERS SCRs • Included in the 2017 Rate Review Order1, APS has been granted Accounting Deferral Orders for two large generation-related capital investments – Ocotillo Modernization Project: Retiring two aging, steam-based, natural gas units, and replacing with 5 new, fast-ramping, combustion turbine units – Four Corners Power Plant: Installed Selective Catalytic Reduction (SCR) equipment to comply with Federal environmental standards Ocotillo Modernization Project Four Corners SCRs Unit 5 – Late 2017 In-Service Dates Units 3 – 7 – Mid-2019 Unit 4 – Spring 2018 Total Cost (APS) $500 million $400 million Estimated Cost Deferral $45 million (through 2019) $30 million (through 2018) • Cost deferral from date of commercial • Cost deferral from time of installation operation to the effective date of rates to incorporation of the SCR costs in in next rate case rates using a step increase beginning Accounting Deferral • Includes depreciation, O&M, property in 2019 taxes, and capital carrying charge2 • Includes depreciation, O&M, property taxes, and capital carrying charge2 1 The ACC’s decision is subject to appeals. 2 APS will calculate the capital carrying charge using the 5.13% embedded cost of debt established in the 2017 Rate Review Order. 21 Powering Growth, Delivering Value

FOUR CORNERS SCR STEP INCREASE

The Administrative Law Judge issued a Recommended Opinion and Order on November 27, 2018[1]

Key Components of APS's Filed Request

Financial	Cost of Capital	Bill Impact
• Consistent with prior disclosed estimates	• 7.85% Return on Rate Base[2] – Weighted Average Cost of Capital (WACC)	• Rate rider applied as a percentage of base rates for all applicable customers
• $390 million direct costs vs. $400 million[1] contemplated in APS's recent rate case	• 5.13% Return on Deferral[2] – Embedded Cost of Debt	• $67.5 million revenue requirement[2]
• $40 million in indirect costs (overhead, AFUDC)	• 5% Depreciation Rate – 20-year useful life (2038-depreciation study)	• ~2% bill impact
	• 5-year Deferral Amortization	

[1] Arizona Corporation Commission Staff recommended a $58.5 million revenue increase and the Administrative Law Judge issued a Recommended Opinion and Order consistent with Commission Staff's recommendation.
[2] Based on 2017 Rate Review Order.

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PINNACLE WEST CAPITAL CORPORATION

ARIZONA CORPORATION COMMISSION Terms to January 2023 Terms to January 2021 Sandra Justin Bob Boyd Andy Kennedy (D) Olson (R) Burns (R)* Dunn (R) Tobin (R) Other State Officials ACC Executive Director – Matthew Neubert RUCO Director – David Tenney *Term limited - elected to four-year terms (limited to two consecutive) 23 Powering Growth, Delivering Value

2019 KEY DATES

ACC Key Dates / Docket #	Q1	Q2	Q3	Q4
Power Supply Adjustor (PSA) E-01345A-16-0036	Implemented: Feb 1			
Lost Fixed Cost Recovery E-01345A-16-0036	2018 LFCR approved 2019 LFCR Filed: Feb 15			
Transmission Cost Adjustor E-01345A-16-0036		To be filed: May 15 Implementation: Jun 1		
2020 DSM/EE Implementation Plan New Docket to be Assigned		2020 To be filed: Jun 1		
2020 RES Implementation Plan New Docket to be Assigned			To be Filed: Jul 1	
Four Corners SCR Step Increase E-01345A-16-0036	No scheduled events			
Resource Planning and Procurement E-00000V-19-0034		Workshop proposed Apr		
Tax Expense Adjustor (TEAM) E-01345A-18-0003	TEAM II approved Mar 13	TEAM III To be filed: Apr		
Resource Comparison Proxy (RCP) New Docket to be Assigned		Year 3 To be filed: May 1	Year 3 Implementation Expected: Sept 1	
QF/PURPA Contracts (EPR-2) E-01345A-16-0272	Workshop Mar 29		APS testimony due Jul 26	Hearing begins Nov 13
Possible Modification to Commission's Energy Rules RU-00000A-18-0284	Workshops Feb 25, Mar 14, Mar 26	Workshop Apr 17		
Modification to Retail Competition Rules RE-00000A-18-0405			Workshop proposed Jul	
Customer Complaint – Stacey Champion E-01345A-18-0002	No scheduled events			
APS Rate Review E-01345A-19-0003	Rate Review Began	Rate Review Expected Completion: May		

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PINNACLE WEST
CAPITAL CORPORATION

Non-Curtailable Rooftop Solar is THE “DUCK CURVE” Changing the Load Shape of the Grid MW 5,000 Meeting Evening Peak 4,500 4,000 • The mid-day dip in load disappears once the sun sets 3,500 Load before renewables • This causes a steep ramp in demand heading into the evening 3,000 peak 2,500 Load after – Requires fast-starting, flexible renewables resources to respond 2,000 1,500 Generation Minimum Output 1,000 1 3 5 7 9 11131517192123 The mid-day dip in load due to Evening peak growth of non-curtailable rooftop solar resources on the system 25

NON-GAAP MEASURE RECONCILIATION Twelve Months Ended December 31, Tax Benefit Four of Lower RES/ Corners Pre-Tax 2018 RES/ 2017 EPS 1 2 1,3 $ in millions pretax, except per share amounts 2018 DSM Deferral Income Adjusted 2017 DSM Adjusted Impact Operating revenues$ 3,691 $ (108) $ - $ - $ 3,583 $ 3,565 $ (99) $ 3,466 Fuel and purchased power expenses (1,076) - - - (1,076) (981) - (981) Gross margin 2,615 (108) - - 2,507 2,584 (99) 2,485 $ 0.15 Operations and maintenance 1,037 (104) - - 933 949 (91) 858 $ (0.50) Allowance for equity funds used during construction (52) - - - (52) (47) - (47) Interest charges 243 - (16) - 227 220 - 220 Allowance for borrowed funds used during construction (25) - - - (25) (22) - (22) Interest expense, net of AFUDC 166 - (16) - 150 151 - 151 $ 0.01 Income taxes 134 - - 25 159 258 - 258 $ 0.88 1 Line items from Consolidated Statements of Income. 2 See Note 3, Regulatory Matters, in Form 10-K for the period ended December 31, 2018, for total Four Corners deferral impacts. 3 No impact to 2017 Consolidated Statements of Income related to Four Corners deferral. 26 Powering Growth, Delivering Value Numbers may not foot due to rounding.

INVESTOR RELATIONS CONTACTS Stefanie Layton Director, Investor Relations (602) 250-4541 stefanie.layton@pinnaclewest.com Michelle Clemente (602) 250-3752 michelle.clemente@pinnaclewest.com Pinnacle West Capital Corporation P.O. Box 53999, Mail Station 9998 Phoenix, Arizona 85072-3999 Visit us online at: www.pinnaclewest.com 27 Powering Growth, Delivering Value